Fees Summary	Jan. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	155,862.49
Total Transaction Valuation	1,018,043,717
Total Offset Amount	0
Net Fee	$ 155,862.49